SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ---------------------

                                  April 3, 2000
                                 Date of Report
                        (Date of earliest event reported)

                            SOUTHLAND FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                           Suite 2, 25 Prospect Street
                          Box Hill, VIC 3128, Australia
          (Address of principal executive offices, including zip code)

                                  612 9999 3884
                          Registrant's telephone number

                                  612 9999 0828
                             Registrant's fax number

                            Cactus Multimedia I, Inc.
          (Former name or former address, if changed since last report)

      Delaware                          0-28645                  65-0907796
-----------------------             -----------------          ---------------
(State or other jurisdiction        (Commission File           (IRS Employer
 or incorporation)                       Number)             Identification No.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated April 3, 2000, Southland Financial, Inc. ("Southland" or the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Cactus Multimedia I, Inc. ("Cactus"), a Delaware corporation, from shareholders thereof in an exchange for an aggregate of 500,000 shares of common stock of Southland (the "Acquisition"). As a result, Cactus became a wholly-owned subsidiary of Southland.

                  The Acquisition was adopted by the unanimous consent of the Board of Directors of Southland on April 3, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(2)(B) of the Internal Revenue code of 1986, as amended.

                  Prior to the Acquisition, Southland had 15,306,384 shares of common stock issued and outstanding, and 15,806,384 shares issued and outstanding following the Acquisition.

                  Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Southland became the successor issuer to Cactus for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective January 5, 2000.

                  A copy of the Acquisition Agreement is filed as an exhibit to this form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of Southland's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each person or entity):

                                           Number of Shares of                          Percent of
                                              Common Stock                             Common Stock
Name                                       Beneficially Owned                       Beneficially Owned
----                                       ------------------                       ------------------
David A. Turik                                2,500,000(1)                                 16.3%
Chairman and Chief
Executive Officer
Director

Willie Lo(2)                                      - 0 -                                     0%
Director

Robert Talbot-Stern(2)                            - 0 -                                     0%
Director

Martin Dougherty(2)                               - 0 -                                     0%
Director

Robert Hogarth                                  2,000,000                                  12.9%

JBF Management Inc.                             2,000,000                                  12.9%

(1) Does not include 500,000 shares of Common Stock held by the Turik Discretionary Trust. These shares are held in trust for the benefit of Mr. Turik's children. Includes 500,000 shares of Common Stock with are held by Capital Advantage International Propriety Limited, a company in which Mr. Turik is a 33% shareholder.

(2) Does not include an aggregate of 2,000,000 options to purchase shares of Common Stock which may be issued to certain directors as compensation for services performed.

         (c) Summary of the Company. The economic progress and prosperity of Hong Kong has long been underpinned by an efficient and cost-effective telecommunications sector. While the mobile telecom market in Hong Kong is highly competitive, the three new local fixed line carriers (Hutchinson, New T&T and New World) have only made slight inroads into Hong Kong Telecom's local market share.

         The Hong Kong government has recently released its proposed broadcasting and telecommunications liberalization policies which are presented as a micro-economic reform designed to reduce prices and increase innovation, and as an industry development policy aimed at attracting regional hubbing business.

         Business Strategy
         -----------------

         The strategic objective of Southland Financial, Inc. ("Southland") and its subsidiary, United Telecom International Ltd., ("UTI") is to become a network service provider of the Customer Access Network ("CAN") services in Hong
Kong:

         The business strategy is based on the following worldwide developments:

         o The continuing viability and growth of telecom carriers will increasingly be dependent on having direct access and thus relationships with consumers.

         o This direct access will enable carriers to provide integrated telecom services to customers and these services include telephony, Pay TV, fast Internet access and other interactive services.

         o The demand for high quality transmission capacity that is required to handle complex voice, data and video telecommunications, will continue to increase and will require higher bandwidth digital optical fiber networks.

         The principle elements of the Company's business strategy include the following:

         o The Company intends to invest and build a highly reliable and versatile telecommunications network in Hong Kong that will provide local access to the homes and offices of customers.

         o Carriers in Hong Kong will lease transmission capacity and lines from the Company as the demand is required on a "pay as you use" principle.

         o The Company will build the infrastructure in partnership with the carriers who are the direct customers to the Company, adopting a "just in time" format.

         o Carriers themselves do not have to invest in building infrastructures, thus saving on capital investments. The carriers can focus on what they do best to develop new products and services to meet market demand. There is, therefore, little duplication of infrastructures and waste of scarce resources.

         Strategic Partnerships
         ----------------------

         To ensure the viability of the project, the Company has undertaken a significant amount of work in Hong Kong to establish strategic relationships with the carriers and the government regulator, OFTA.

         The Network
         -----------

         The Company plans to construct and operate state of the art, competitive local telecommunications networks employing the latest SDH transmission technology with dual ring architectures and centralized network management and maintenance.

         The Company's advanced networks will, through other carriers, offer cost effective access to residential subscribers and provide uniform, high reliable quality services to large corporate customers.

         The Company's network configuration consists of the following key elements:

                  o        Interface to the carriers

                           The Electronics that interface to the carriers' exchange equipment

                  o        Ducting and optical fibers

                           The optical fiber rings, along with the cables in ducts, running between exchanges, providing for robust and self-healing networks.

                  o        Electronic equipment

                           The transmission equipment and the necessary electronics required to terminate the traffic at the buildings.

                  o        Block-wiring

                           These are the horizontal and vertical cablings within buildings leading to the subscribers' terminating blocks.

                  o        Network management

                           The computer systems that provide centralized monitoring of the network. The aims is to minimize network down-time, thereby providing a highly reliable and competitive service.

         Marketing
         ---------

         The Company intends to focus its marketing efforts to all existing carriers and service providers in Hong Kong. Mr. Lo and Mr. Turik have regularly traveled to Hong Kong during the past 12 months to discuss the Company's plans with senior executives of certain carriers as well as the government regulator, OFTA. Pending adequate funding, which cannot be assured, the Company will then finalize further appropriate agreements and relevant implementation timetables.

         Management
         ----------

         The executive officers of the Company are as follows:

         Name                              Title
         ----                              -----

David Turik                                Chairman and Chief Executive
Willie Lo                                  Chairman of UTI, Executive Director
Robert Talbot-Stern                        Director
Martin Dougherty                           Director

David A. Turik, President and Chairman of the Board

         Mr. Turik has previously held senior executive management positions with currently publicly listed Australian companies, NetComm Australia, Telstra, (the former national carrier, Telecom Australia), AAP Telecommunications and Spectrum Network Systems, as well as Toronto Stock Exchange listed, TSB International. In the past 5 years, he has predominantly focused on business development, mergers and acquisitions and project specific capital raisings. Mr. Turik is responsible for identifying and negotiating the Company's telecommunications infrastructure based project in Hong Kong. Mr. Turik has held many private board appointments across a wide range of telecommunications related organizations.

Willie Lo, Executive Director, Chairman of United Telecom Inc. (Hong Kong)

         Mr. Willie Lo is a veteran of the telecommunications and information technology industries. He has held senior technical management positions for over 18 years, with Hong Kong Telecom, Telstra, (Telecom Australia) and PRACOM Pty Ltd. Mr. Lo has successfully managed a broad range of projects from cable network roll-outs to systems development and implementation. For 8 years, Mr. Lo was a project manager for Hong Kong Telecom, managing the deployment of major cable networks. Mr. Lo was the IT Manager, Media & Broadcasting, for Telstra, prior to becoming IT Manager for PRACOM and an Executive Director, for Pacific Communications Research P/L. Mr. Lo holds a Masters Degree in Systems Engineering, (RMIT), a diploma in Business Studies from Hong Kong Polytechnic and a bachelor of Applied Sciences from the University of Melbourne.

Robert Talbot-Stern, Non Executive Director

         Mr. Talbot-Stern, B.S. Econ. (Wharton), J.D. (Penn.), LL.M. (London), has had a distinguished corporate, academic and public career, having been group counsel for

UNISYS and Assistant General Counsel for Chrysler. While at Chrysler Talbot-Stern held Board directorships with Mitsubishi Motors and Peugeot, while coordinating Chrysler Canada's rescue effort. Mr. Talbot-Stern is on a current White House Task Force on Deregulation and Competition, has been a guest columnist for the Australian Financial Review and business commentator for CNBC-TV. He has worked as a Management and Legal consultant in affiliation with consulting and law firms in Washington (National Academy of Sciences, McKinsey & Co., Herzfeld & Rubin, and Boston Consulting Group). He has been a past adviser to the Business Roundtable and Federal Reserve Board on interest rates.

Martin Dougherty, Non Executive Director

         Mr. Dougherty has had a long career in the media and communications field having held senior executive positions with both the John Fairfax Group and News Limited. Mr. Dougherty has also held board directorships with the John Fairfax Group, the Australian Associated Press, (AAP) and David Syme Pty Ltd., (publishers of the Melbourne Age and Business Review Weekly). For over 17 years, Mr. Dougherty has also been Chairman of Dougherty Communications; public affairs consultants, specializing in strategic public relations, issues management, telecommunications, government and media relations. This company became a member of the Ogilvy Public Relations Group. Mr. Dougherty was a member of the International Management Group of Olgilvy Public Relations during the 1980's. He resumed private practice as a consultant in 1989.

ITEM 2.  ACQUISITION OR DISPOSITION ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Cactus for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective January 5, 2000.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The sole officer and director of Cactus has resigned upon closing of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         Audited financial statements for Southland Financial, Inc. Years Ended January 31, 2000 and 1999, along with Unaudited Proforma Consolidated Financial Statements are included herein.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable. The Company has a fiscal year ending on January 31.

                                    EXHIBITS

2.1 Agreement and Plan of Reorganization between Southland Financial, Inc. and Cactus Multimedia I, Inc. dated April 3, 2000*

99       Press Release dated April 4, 2000*

*   Previously filed


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHLAND FINANCIAL, INC.


                                            By: /s/ David Turik
                                                -------------------
                                                    David A. Turik
                                                    Chairman and Chief Operating
                                                       Officer

Date: April 18, 2000

                            SOUTHLAND FINANCIAL, INC.

                  (Formerly Equishare Development Stage Corp.)
                          A Development Stage Company)


                              FINANCIAL STATEMENTS
                              --------------------


                      Years Ended January 31, 2000 and 1999




                                                 TABLE OF CONTENTS

                                                                                                         Page No.
                                                                                                         --------
Independent Auditor's Report.................................................................                F-1

Audited Financial Statements:

Balance Sheets...............................................................................            F-2 - 3

Statements of Operations.....................................................................                F-4

Schedules of Administrative Expenses.........................................................                F-5

Statements of Cash Flows.....................................................................                F-6

Statements of Stockholders' Equity...........................................................                F-7

Notes to Financial Statements................................................................           F-8 - 11

Introduction to Unaudited Pro Forma Consolidated Financial Statements........................               F-12

Unaudited Pro Forma Consolidated Statement of Operations for the
      for the Year Ended January 31, 2000....................................................               F-13

Notes to Unaudited Pro Forma Consolidated Statement of Operations............................               F-14

Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 2000........................               F-15

Notes to Unaudited Pro Forma Consolidated Balance Sheet......................................               F-16



                                ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANTS
                          (A Professional Corporation)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants


                          REPORT OF INDEPENDENT AUDITOR


To the Board of Directors
Southland Financial, Inc.
(Formerly Equishare Development Corp.)
(A Delaware Stage Company)

We have audited the accompanying balance sheets of Southland Financial, Inc. (Formerly Equishare Development Corp.) (A Development Stage Company) as of January 31, 2000 and 1999, and the related statements of operations, changes to stockholders' equity and cash flows for the years then ended; and for the cumulative period from January 14, 1998 (reinstatement) through January 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Southland Financial, Inc. (Formerly Equishare Development Corp.) (A Development Stage Company) as of January 31, 2000 and 1999 and the result of its operations and its cash flows for the years then ended; and for the cumulative period form January 14, 1998 (reinstatement) through January 31, 2000 in accordance with generally accepted accounting principles.


/s/Armando C. Ibarra, CPA-APC
ARMANDO C. IBARRA, CPA-APC

                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                                 Balance Sheets
                          As January 31, 2000 and 1999
---------------------------------------------------------------------------------------------------------

                                                                                           Restated
                                                                         2000                 1999
                                                                     ------------         --------------
ASSETS

Current Assets
     Cash                                                             $    110,168       $             0
     Accounts receivable                                                   151,995                     0
                                                                      ------------       ---------------
Total Current Assets                                                       262,163                     0

TOTAL ASSETS                                                          $    262,163       $             0
                                                                      ============       ===============




















             See Auditor's Report and Notes to Financial Statements


                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                                 Balance Sheets
                          As January 31, 2000 and 1999
--------------------------------------------------------------------------------------------------------

                                                                                           Restated
                                                                         2000                 1999
                                                                     ------------         --------------
LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts Payable                                               $        5,684     $               0
                                                                    ---------------    ------------------
Total Current Liabilities                                                    5,684                     0

Long-Term Debt
     Salary Payable - David Turik                                          250,000                    97
     Management Fees Payable                                                     0               137,500
     Note Payable - David Turik                                             72,781                     0
     Loan Payable - B. Hogarth                                             115,000                     0
     Loan Payable - Willie Lo                                               12,866                     0
                                                                    ---------------    ------------------
Total Long-Term Debt                                                       450,647               137,597
                                                                    ---------------    ------------------
TOTAL LIABILITIES                                                          456,331                     0

STOCKHOLDERS' EQUITY

     Common Stock, $0.001 par value; authorized 100,000,000 Shares; 15,489,569 and 15,210,998 shares issued and outstanding in 2000 and
     1999, respectively                                                     15,490                15,211
     Additional Paid in Capital                                          2,793,510             2,518,789
     Stock Subscription Receivable                                        (290,000)             (750,000)
     (Deficit) Accumulated During
     Development Stage                                                  (2,713,168)           (1,921,597)
                                                                    ---------------    ------------------

TOTAL STOCKHOLDERS' EQUITY                                                (194,168)             (137,597)
                                                                    ---------------    ------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                                $      262,163     $               0
                                                                    ==============     =================

             See Auditor's Report and Notes to Financial Statements




                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                            Statements of Operations
              For the Twelve Months Ended January 31, 2000 and 1999
--------------------------------------------------------------------------------------------------------

                                                                                           Restated
                                                                         2000                 1999
                                                               ------------------      -----------------
REVENUES
     Revenues                                                        $           0           $         0
                                                               -------------------     -----------------

Total Net Revenues                                                               0                     0

COST OF SALES
     Cost                                                                        0                     0
                                                               -------------------     -----------------

Total Cost of Sales                                                              0                     0
                                                               -------------------     -----------------

GROSS PROFIT (LOSS)                                                              0                     0

OPERATING EXPENSES                                                         792,195             1,921,092
                                                               -------------------     -----------------

NET OPERATING LOSS                                                        (792,195)           (1,921,092)

OTHER INCOME (EXPENSES)
     Interest Income                                                           624                     0
                                                               -------------------     -----------------

Total Other Income (expenses)                                                  624                     0
                                                               -------------------     -----------------

NET INCOME/(LOSS) BEFORE TAXES                                       $    (791,571)          $(1,921,092)

BASIC EARNINGS (LOSS) PER SHARE                                             (0.06)                (0.13)
                                                               ===================     =================

WEIGHTED AVERAGE EARNINGS (LOSS)
PER SHARE                                                                   (0.05)                (0.37)
                                                               ===================     =================

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                               15,270,978             5,229,996
                                                               ===================     =================

             See Auditor's Report and Notes to Financial Statements


                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                      Schedules of Administrative Expenses
              For the Twelve Months Ended January 31, 2000 and 1999
--------------------------------------------------------------------------------------------------------

                                                                                           Restated
                                                                         2000                 1999
                                                                  ---------------      -----------------
Advertising                                                          $       4,836           $         0
Amortization Expense                                                         1,210                     0
Automobile Expense                                                           1,011                     0
Bank Charges                                                                    87                 1,814
Bad debts expense                                                                9                14,495
Consulting                                                                 137,041             1,600,000
Currency (gain)/loss                                                          (618)                    0
Management Fees                                                            162,000               137,500
Office Expense                                                              13,525                     0
Organization expense                                                             0               150,000
Parking                                                                        833                   641
Postage & delivery                                                               0                    42
Legal Fees                                                                  29,002                     0
Accounting                                                                   3,070                     0
Public Relations                                                            48,900                     0
Repairs                                                                      1,382                   286
Stock Transfer Fees                                                         12,014                     0
Telephone                                                                   10,598                 4,099
Meals                                                                        2,086                     0
Travel                                                                      81,543                11,598
Office Supplies                                                              2,758                   617
Salaries and Wages                                                         250,000                     0
Underwriting Fees                                                           27,500                     0
Web Design                                                                   3,335                     0
Wire Fees                                                                       84                     0
                                                                  ----------------      ----------------

Total General & Administrative Expenses                              $     792,195           $ 1,921,092
                                                                  ================      ================


             See Auditor's Report and Notes to Financial Statements


                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                            Statements of Cash Flows
              For the Twelve Months Ended January 31, 2000 and 1999
-------------------------------------------------------------------------------------------------------------

                                                                                                Restated
                                                                             2000                  1999
                                                                        -------------          --------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net Loss                                                                $    (791,571)           $(1,921,092)
Adjustments to reconcile net loss to cash
used in operations:

     Account Receivable - United Telecom                                     (151,995)                     0
     Accounts Payable                                                           5,684                      0
     Loan Payable - David Turik                                                72,684                     97
     Salary Payable - David Turik                                             250,000                      0
     Management Fees Payable                                                 (137,500)               137,500
     Loan Payable - B. Hogarth                                                115,000                      0
     Loan Payable - Willie Lo                                                  12,866                      0
                                                                       --------------     ------------------

     Net Cash Provided (used) by
     Operating Activities                                                     624,832              1,783,495

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
     Net Cash Used by Investing Activities                                          0                      0

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
     Common Stock                                                                 279                 15,211
     Stock Subscription Receivable                                            460,000               (750,000)
     Paid in Capital                                                          274,721              2,518,789
     Deficit Accumulated During Development Stage                                                       (505)
                                                                       --------------     ------------------

     Net cash provided by financing activities                                735,000              1,783,495
                                                                       --------------     ------------------

     Net increase (decrease) in cash                                          110,168                      0

     Cash at beginning of year                                                      0                      0
                                                                       --------------     ------------------

     Cash at end of year                                               $      110,168     $                0
                                                                       --------------     ------------------

             See Auditor's Report and Notes to Financial Statements




                                                      SOUTHLAND FINANCIAL, INC.
                                               (Formerly Equishare Development Corp.)
                                                    (A Development Stage Company)
                                            Statements of Changes in Stockholders' Equity
                               For the Years Ended January 31, 2000, January 31, 1999, and Period from
                                      January 14, 1998 (reinstatement) through January 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

                                                                Additional            Stock                              Total
                                 Common           Common          Paid-In         Subscriptions        Deficit       Stockholders
                                 Shares           Stock           Capital           Receivable     Accumulated          Equity
---------------------------------------------------------------------------------------------------------------------------------
Balance at January 14, 1998    18,050,906       18,051           (18,051)                   0               0                  0
(reinstatement)

Shares issued in exchange
for note receivable            20,000,000       20,000            (5,000)                   0               0             15,000

One-for-2,000 shares
revenue stock split           (37,891,756)     (37,892)           37,892                    0               0                  0

Net Loss                                0            0                 0                    0           0(505)              (505)
----------------------------------------------------------------------------------------------------------------------------------

Balance at January 31, 1998       159,150          159            14,841                    0            (505)            14,496

   Stock Issued 4/01/98         6,000,000        6,000           144,000                    0               0            150,000

   Stock Issued 10/11/98           51,848           52            18,948                    0               0             19,000

   Stock Issued 1/31/99         6,000,000        6,000         1,594,000                    0               0          1,600,000

   Stock Issued 1/31/99         3,000,000        3,000           747,000             (750,000)              0                  0

   Net Loss 1/31/99                     0            0                 0                    0      (1,921,092)        (1,921,092)
----------------------------------------------------------------------------------------------------------------------------------

Balance at January 31, 1999    15,210,998       15,211            15,213             (750,000)     (1,921,092)          (137,597)

   Stock Issued 6/07/99            50,000           50            12,450                    0               0             12,500

   Stock Issued 12/16/99          178,571          179           249,821                    0               0            250,000

   Stock Issued 12/31/99           50,000           50            12,450                    0               0             12,500

   Cash Received on Subscription
   Receivable:
     6/7/1999                           0            0                 0               50,000               0             50,000
     12/31/1999                         0            0                 0               50,000               0             50,000
     1/31/1999                          0            0                 0              360,000               0            360,000

   Net Loss 1/31/00                     0            0                 0                    0        (791,571)          (791,571)
----------------------------------------------------------------------------------------------------------------------------------

Balance at January 31, 2000    15,489,569       15,490         2,793,510             (290,000)     (2,713,168)          (194,168)
----------------------------------------------------------------------------------------------------------------------------------

             See Auditor's Report and Notes to Financial Statements

                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                        Notes to the Financial Statements
                  For the Years Ended January 31, 2000 and 1999


NOTE 1.  OPERATIONS AND DESCRIPTION OF BUSINESS

Operations
----------

Southland Financial, Inc. (the "Company") was organized as a Nevada corporation on May 31, 1990, under the name Equishare Development Corp. On May 31, 1991, the Company was involuntarily dissolved; on July 30, 1992 it was reinstated. The Company was again involuntarily dissolved on May 31, 1994, then reinstated March 13, 1995. As the surviving corporation of a merger with a California corporation, the name was changed to Southland Financial, Inc. on April 24, 1995. On May 31, 1996 the Company once again was involuntarily dissolved. On January 14, 1998 the Company was reinstated to a corporation of good standing with the State of Nevada.

Development stage enterprise
----------------------------

The Company is currently considered to be in the development stage and therefore has adopted the accounting and reporting standards of Financial Accounting Standards Board Statement No. 7, "Accounting and Reporting by Development Stage Enterprises".

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Accounting Method
-----------------

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a January 31, year end.

Use of Estimates
----------------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reports of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                        Notes to the Financial Statements
                  For the Years Ended January 31, 2000 and 1999

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

Cash and Cash Equivalents
-------------------------

For purposes of reporting cash flows, the Company considers all liquid investments with an initial maturity of three months or less to be cash equivalents.

Accounts Receivable
-------------------

Accounts receivable represents the amount advanced to United Telecom International Limited. No allowances have been provided on accounts receivable because management believes all amounts are collectable.

Salary Payable
--------------

Salary payable consists of a contract for services between Southland Financial, Inc. (Formerly Equishare Development Corp.) and David Turik, a related party.

Contract is for three years with an option of a further three year renewal. Compensation is broken down on a three-year base salary paid in monthly advances.

                  Year One                  01/31/2000                 250,000
                  Year Two                  01/31/2001                 300,000
                  Year Three                01/31/2002                 350,000

Long-Term Debt
--------------

As of January 31, 2000 and 1999, notes payable consisted of the following:

         Demand note payable to David Turik                            $      72,781
         Demand note payable to B. Hogarth                                   115,000
         Demand note payable to W. Lo                                         12,866
                                                                       -------------

                  Total notes payable                                  $     200,647
                                                                       -------------

These notes payable to related parties as of January 31, 2000 consist of unsecured non interest bearing notes payable.

                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                        Notes to the Financial Statements
                  For the Years Ended January 31, 2000 and 1999

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

Income taxes
------------

Income taxes are provided in accordance with Statement of Financial Accounting Standard No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Income tax benefit is calculated as follows:

                                                                                            Cumulative Activity
                                                                                                  During
                                                                                                Development
                                                                                                   Stage
                                                                                             January 14, 1998
                                                                                              (reinstatement)
                                        Year Ended                 Year Ended                     through
                                     January 31, 2000           January 31, 1999             January 31, 2000
                                     ----------------           ----------------             ----------------
Deferred Income Tax                    $    257,600             $     641,400                  $    899,000

Change in Valuation Allowance              (257,600)                 (641,400)                     (899,000)
                                       -------------            -------------                  -------------

Benefit for Income Taxes               $            0                       0                              0
                                       ==============           =============                  =============



                            SOUTHLAND FINANCIAL, INC.
                     (Formerly Equishare Development Corp.)
                          (A Development Stage Company)
                        Notes to the Financial Statements
                  For the Years Ended January 31, 2000 and 1999

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

Net loss per common share
-------------------------

Net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. The weighted average number of common stock shares outstanding was 15,270,978 for the year ended January 31, 2000; and 5,229,996 for the year ended January 31, 1999.

NOTE 3.  CONTINGENCY

The state of Nevada's Revised Status provides that a corporation that has been reinstated to a status of good standing continues to be liable for past acts and errors and omissions, whether engaged in directly or through its former officers and directors. Management of the Company does not believe any past acts, errors and omission, or unasserted claims and assessment exist or have occurred, however, they are contingently liable for such matters. No provisions for losses, if any, have been provided in the accompanying financial statements because of the uncertainty of such matters.

NOTE 4.  FINANCIAL STATEMENTS RESTATED

The financial statements for the year ended January 31, 1999 were restated to record material expenses that were omitted in the audited statements.

NOTE 5.  COMMON STOCK

As of January 31, 1998 there were 159,150 shares of common stock outstanding. On April 1, 1998 the company issued 6,000,000 shares of common stock. On October 11, 1998 the company issued 51,848 shares of common stock. On January, 31 1999 the company issued 9,000,000 shares of common stock. As of January 31, 1999 there were 15,210,998 shares of common stock outstanding. On June 6, 1999 the company issued 50,000 shares of common stock. On December 16, 1999 the company issued 178,571 shares of common stock. On December 31, 1999 the company issued 50,000 shares of common stock. As of January 31, 2000 there were 15,489,569 shares of common stock outstanding.

================================================================================









                            SOUTHLAND FINANCIAL, INC.
                               UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2000









================================================================================




         INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                                    Page
                                                                                                                    ----
         Introduction to Unaudited Pro Forma Consolidated Financial Statements                                      F-12

         Unaudited Pro Forma Consolidated Statement of Operations for the
               for the Year Ended January 31, 2000                                                                  F-13

         Notes to Unaudited Pro Forma Consolidated Statement of Operations                                          F-14

         Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 2000                                      F-15

         Notes to Unaudited Pro Forma Consolidated Balance Sheet                                                    F-16

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



On April 3, 2000, Southland Financial, Inc. (the Company) acquired all the outstanding shares of common stock of Cactus Multimedia I, Inc. (CMI) in consideration for 500,000 shares of the Company's common stock.

The following unaudited pro forma consolidated financial information presents a) the Company's and CMI's unaudited pro forma consolidating statement of operations for the year ended January 31, 2000, as if the acquisition of CMI occurred on February 1, 1999; and b) the Company's and CMI's unaudited pro forma consolidating balance sheet as of January 31, 2000, as if the acquisition of CMI occurred on January 31, 2000.

This unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact occurred on those dates, or to project the Company's financial position or results of operations for any future date or period. These unaudited pro forma consolidating financial statements should be read in conjunction with the historical financial statements of the Company and CMI.


SOUTHLAND FINANCIAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 2000
====================================================================================================================================
                                                                  Historical
                                                   -------------------------------------------
                                                       Southland                 Cactus           Pro Forma      Pro Forma
                                                   Financial, Inc. (1)   Multimedia I, Inc. (2)  Adjustments      Combined
====================================================================================================================================
NET SALES                                               $          -      $      3,690          $        -      $     3,690

GENERAL AND ADMINISTRATIVE EXPENSES                          792,195            25,957                   -          818,152
------------------------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                        (792,195)          (22,267)                  -         (814,462)

INTEREST INCOME                                                  624                 -                   -              624
------------------------------------------------------------------------------------------------------------------------------------


NET LOSS                                                    (791,571)          (22,267)                  -         (813,838)
------------------------------------------------------------------------------------------------------------------------------------

WEIGHED AVERAGE NUMBER OF SHARES
         OUTSTANDING                                                                                             15,770,978
====================================================================================================================================

LOSS PER SHARE                                                                                                 ($       .05)
====================================================================================================================================

See accompanying notes to Unaudited Pro Forma Consolidated Statement of
Operations

SOUTHLAND FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
================================================================================


NOTE 1 The column includes the historical results of operations of Southland Financial, Inc. for the year ended January 31, 2000.


NOTE 2 The column includes the historical results of operations of Cactus Multimedia I, Inc. (CMI) for the year ended December 31, 1999. The changes in CMI's results of operations for the year ended January 31, 2000 compared to the year ended December 31, 1999 are not material.


SOUTHLAND FINANCIAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JANUARY 31, 2000
====================================================================================================================================

                                                                         Historical
                                                           -------------------------------------------
                                                                Southland          Cactus                  Pro Forma   Pro Forma
                                                           Financial, Inc. (1)   Multimedia I, Inc. (2)   Adjustments   Combined
====================================================================================================================================
ASSETS
====================================================================================================================================

CURRENT ASSETS
     Cash                                                   $    110,168       $     18,472          ($100,000)(3)      $    28,640
     Accounts receivable, net                                    151,995              1,890                  -              153,885
     Other current assets                                              -                191                  -                  191
-----------------------------------------------------------------------------------------------------------------------------------

       TOTAL ASSETS                                         $    262,163       $     20,553          ($100,000)         $   182,716
====================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
====================================================================================================================================

CURRENT LIABILITIES
     Accounts payable and accrued liabilities               $      5,684       $     18,820           $      -          $    24,504

SALARY PAYABLE - RELATED PARTY                                   250,000                  -                  -              250,000

LOAN PAYABLE - RELATED PARTY                                      72,781                  -                  -               72,781

LOANS PAYABLE - RELATED PARTIES                                  127,866                  -                  -              127,866
-----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                         456,331             18,820                  -              475,151
-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
     Common stock                                                 15,490              1,000               (500)(3)           15,990
     Additional paid-in capital                                2,793,510             24,000           (122,767)(3)        2,694,743
     Stock subscription receivable                              (290,000)            (1,000)             1,000 (3)         (290,000)
     Deficit                                                  (2,713,168)           (22,267)            22,267 (3)       (2,713,168)
       Total stockholders' equity                               (194,168)             1,733           (100,000)            (292,435)
-----------------------------------------------------------------------------------------------------------------------------------

       TOTAL LIABILITIES AND
              STOCKHOLDERS' EQUITY                          $    262,163       $     20,553          ($100,000)         $   182,716
===================================================================================================================================

    See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet

SOUTHLAND FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
================================================================================

NOTE 1. The column includes the historical balance sheet of Southland Financial, Inc. (the Company) as of January 31, 2000.


NOTE 2. The column includes the historical balance sheet of Cactus Multimedia I, Inc. (CMI) as of December 31, 1999. The changes in CMI's balance sheet as of January 31, 2000 compared to December 31, 1999 are not material.


NOTE 3. The pro forma consolidated balance sheet has been adjusted to record the fair value of assets acquired and liabilities assumed of CMI, the cash paid of $100,000 for services rendered and the issuance of 500,000 shares of common stock of the Company at $.001 par value to the former owners of CMI in consideration for all the CMI shares.

                  The fair value of the assets acquired and liabilities assumed were determined in accordance with APB 16 paragraph 87 & 88 as follows:

                  1. Accounts receivable and other current assets were valued at the present value of the amounts expected to be realized.

                  2. Accounts payable and accrued liabilities, salary payable and loans payable were valued at the present value of the amounts expected to be satisfied.